SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

      Filed by the registrant  {X}

      Filed by a party other than the registrant  { }

      Check the appropriate box:

      { } Preliminary proxy statement

      { } Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6 (e) (2) )

      {X} Definitive proxy statement

      { } Definitive additional materials

      { } Soliciting material pursuant to Rule 14a-11(c) or  Rule 14a-12

                            MECKLERMEDIA CORPORATION

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      {X} No fee required

      { } Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined) :

--------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      (5) Total fee paid:

--------------------------------------------------------------------------------
      { } Fee paid previously with preliminary materials.

      { } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

--------------------------------------------------------------------------------

      (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

      (3) Filing party:

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      (4) Date filed:

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                                       2

                           MECKLERMEDIA CORPORATION
                               20 Ketchum Street
                          Westport, Connecticut 06880
                                (203) 226-6967


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on February 25, 1998



To the Stockholders of Mecklermedia Corporation:


     The Annual Meeting of Stockholders of Mecklermedia Corporation will be held at the offices of Chase Manhattan Bank, 270 Park Avenue, 11th Floor, New York, New York on February 25, 1998, at 10:00 a.m. local time, for the following purposes:

     1. To elect seven directors to the Board of Directors of the Company with terms expiring at the Annual Meeting of Stockholders to be held in 1999 or until their successors are duly elected.

     2. To approve the appointment of Arthur Andersen LLP, independent accountants, to act as independent auditors for Mecklermedia Corporation for the fiscal year ending September 30, 1998.

     3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on January 21, 1998, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof.

     YOUR ATTENTION IS DIRECTED TO THE PROXY STATEMENT ATTACHED TO THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS FOR INFORMATION WITH RESPECT TO THOSE PERSONS WHO WILL BE ENTITLED TO VOTE AT THE MEETING AND OTHER RELEVANT MATTERS.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE POSTAGE-PREPAID ENVELOPE PROVIDED FOR YOUR CONVENIENCE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON IF YOU WISH.

                                             By Order of the Board of Directors,




                                             Alan M. Meckler
                                             Chairman of the Board
                                              and Chief Executive Officer

Dated: January 28, 1998

                            MECKLERMEDIA CORPORATION
                                20 KETCHUM STREET
                           WESTPORT, CONNECTICUT 06880
                                 (203) 226-6967


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on February 25, 1998

     This Proxy Statement and the enclosed form of proxy are being furnished to the stockholders of Mecklermedia Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the place and time and for the purposes set forth in the annexed Notice of Annual Meeting of Stockholders.

                       VOTING RIGHTS AND PROXY INFORMATION

Record Date; Voting Rights

     Pursuant to the By-Laws of the Company, the Board of Directors has fixed the close of business on January 21, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting, or any adjournment or adjournments thereof.

     At the close of business on January 21, 1998, 8,301,738 shares of common stock, $.01 par value, of the Company ("Common Stock"), which class constitutes the only class of voting securities of the Company, were issued, outstanding and entitled to vote. For each share of Common Stock held of record as of the close of business on January 21, 1998, stockholders are entitled to one vote on each matter to be voted upon at the Annual Meeting. In accordance with the Company's By-Laws, the election of directors will be decided by the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting. All other matters before the Annual Meeting will require the affirmative vote of a majority of the votes cast with respect to such other matters. The holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are not votes cast and therefore will not be counted in determining voting results, although abstentions and broker non-votes will be counted in the determination of a quorum.

Proxies; Revocation

     When a proxy is received in time for the Annual Meeting, properly executed and not revoked, the shares represented thereby will be voted at the Annual Meeting as directed. If no such direction is specified, the proxy will be voted FOR the election as directors of the Company of the nominees named therein, and FOR approval of the appointment of Arthur Andersen LLP, independent accountants, as auditors of the Company for the fiscal year ending September 30, 1998. Stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting. Any stockholder who executes a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company or by executing and delivering a later dated proxy. In addition, a stockholder who attends the Annual Meeting may vote in person, thereby cancelling any proxy previously given by such stockholder. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

     This proxy statement and the form of proxy enclosed herewith, and the accompanying Annual Report to Stockholders for the fiscal year ended September 30, 1997, including financial statements and footnotes thereto, are first being mailed to stockholders of record as of the close of business on January 21, 1998.

                       PRINCIPAL STOCKHOLDERS AND SECURITY
                             OWNERSHIP OF MANAGEMENT


Principal Stockholders

     The following table sets forth, as of December 31, 1997, information with respect to each person or entity known by the Board of Directors to be the beneficial owner of more than 5% of the outstanding shares of Common Stock. Except as otherwise indicated, all shares are owned directly.


                                                               Amount and
                                   Address                     Nature of
        Name of                      of                        Beneficial              Percent of
    Beneficial Owner           Beneficial Owner                Ownership                Class(1)
-------------------------   ----------------------   ------------------------------   -----------
Alan M. Meckler             c/o Mecklermedia                   2,668,876(2)(3)(4)     32.16%
                             Corporation
                            20 Ketchum Street
                            Westport, CT 06880

James S. Mulholland III     44 Heather Drive                     662,783(5)            6.78%
                            New Canaan, CT 06840

Lazard Asset Management     30 Rockefeller Plaza                 535,900               6.46%
                            New York, NY 10020

------------

(1) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares as of a given date which such person (i) has the right to acquire within 60 days after such date, (ii) has voting power or
    (iii) has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2) Includes 70,200 shares held by each of four trusts established for the benefit of each of Naomi A. Meckler, Catherine S. Meckler, Caroline J. Meckler and John M. Meckler, respectively, each of whom is a child of Alan
    M. Meckler, as to all of which shares Mr. Meckler disclaims beneficial ownership. Mr. Meckler and Alan B. Abramson are the trustees of each of these trusts. Mr. Abramson has sole voting power with respect to such shares; however, Mr. Abramson and Mr. Meckler each has the power to dispose of such shares on behalf of each of the trusts. Includes 115,000 shares held by the Meckler Foundation, Inc., a not-for-profit corporation, of which Mr. Meckler is a director and the President, and as to all of which shares Mr. Meckler disclaims beneficial ownership.
(3) Includes 146,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1993 Stock Option Plan.
(4) Includes 41,666 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1995 Stock Option Plan.
(5) Includes 8,020 shares held as custodian for James S. Mulholland IV, 8,020 shares held as custodian for Hilary G. Mulholland, 3,250 shares held as custodian for Rosemary E. Mulholland, and 1,500 shares held as custodian for Robert W.K. Mulholland, in each case, under the Connecticut Gifts to Minors Act, as to all of which shares Mr. Mulholland disclaims beneficial ownership.

Security Ownership of Management

     The following table sets forth, as of December 31, 1997, information with respect to the outstanding shares of Common Stock beneficially owned by each director of the Company, the Chief Executive Officer (who is also a director), the Chief Operating Officer (who is also a director) and by all persons presently serving as directors and officers of the Company as a group. Except as otherwise indicated, all shares are owned directly.

                                                       Amount and
                                  Address              Nature of
        Name of                     of                 Beneficial                   Percent of
    Beneficial Owner         Beneficial Owner          Ownership                     Class(1)
------------------------   ---------------------   ------------------------------   -----------
Alan M. Meckler            c/o Mecklermedia        2,668,786(2)(3)(4)               32.16%
                            Corporation
                           20 Ketchum Street
                           Westport, CT 06880

Christopher S. Cardell     c/o Mecklermedia           35,332(5)                         *
                            Corporation
                           20 Ketchum Street
                           Westport, CT 06880

Wayne A. Martino           132 Gillies Road           31,599(6)                         *
                           Hamden, CT 06517

Michael J. Davies          15925 Old York Road         4,334(7)                         *
                           Monkton, MD 21111

Walter H. Lippincott       1 River Knoll Drive         6,667(8)                         *
                           Titusville, NJ 08560

Gilbert F. Bach            75 East End Avenue          8,333(9)                         *
                           New York, NY 10028

Beverly C. Chell           21 Bluewater Hill           1,000                            *
                           Westport, CT 06880

All directors and                                  2,756,051(10)                    33.21%
  executive officers as a
  group (seven persons)

------------
* Less than one percent
(1) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares as of a given date which such person (i) has the right to acquire within 60 days after such date, (ii) has voting power or
     (iii) has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2) Includes 70,200 shares held by each of four trusts established for the benefit of each of Naomi A. Meckler, Catherine S. Meckler, Caroline J. Meckler and John M. Meckler, respectively, each of whom is a child of Alan
     M. Meckler, as to all of which shares Mr. Meckler disclaims beneficial ownership. Mr. Meckler and Alan B. Abramson are the trustees of each of these trusts. Mr. Abramson has sole voting power with respect to such shares; however, Mr. Abramson and Mr. Meckler each has the power to dis pose of such shares on behalf of each of the trusts. Includes 115,000 shares held by the Meckler Foundation, Inc., a not-for-profit corporation, of which Mr. Meckler is a director and the President, and as to all of which shares Mr. Meckler disclaims beneficial ownership.

 (3) Includes 146,000 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1993 Stock Option Plan.
 (4) Includes 41,666 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1995 Stock Option Plan.
 (5) Includes 33,332 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1995 Stock Option Plan.
 (6) Includes 26,999 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1995 Stock Option Plan. Includes 1,000 shares held by Newton D. Brenner, Trustee, under the Brenner, Saltzman & Wallman Pension Plan for the benefit of Wayne A. Martino. Includes 600 shares held as custodian for William J. Martino and 600 shares held as custodian for Allison G. Martino, in each case, under the Connecticut Gifts to Minors Act, as to all of which shares Mr. Martino disclaims beneficial ownership. Includes 2,000 shares held under the Trust under the will of Mary Martino. Mr. Martino, Philip Martino and Philip V. Martino are the trustees of such trust.
 (7) Includes 3,334 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1995 Stock Option Plan for Mr. Davies.
 (8) Includes 6,667 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1995 Stock Option Plan for Mr. Lippincott.
 (9) Includes 3,333 shares of Common Stock issuable upon exercise of options granted pursuant to the Company's 1995 Stock Option Plan for Mr. Bach.
(10) Includes 263,331 shares of Common Stock issuable upon exercise of granted pursuant to the Company's 1993 and 1995 Stock Option Plans. Includes an aggregate of 280,800 shares held in trusts established by Alan M. Meckler for the benefit of his children and 115,000 shares held by the Meckler Foundation. See Footnote 2 to this table.


                              ELECTION OF NOMINEES


     The following table sets forth certain information with respect to each nominee for director. Except as otherwise indicated, each nominee has held their present occupation or occupations for more than the past five years and has not been principally employed by any subsidiary or affiliate of the Company. There are no family relationships between any nominee, director or executive officer of the Company. References below to periods of service include service to the Company's predecessor prior to its 1993 merger with and into the Company. The election of the nominees to the Board by the stockholders will require the affirmative vote of a plurality of the votes of the shares present in person or by proxy at the Annual Meeting.


                                                          Principal Occupation or
          Name             Age                         Occupations and Directorships
---------------------------------------------------------------------------------------------------------
Alan M. Meckler             52     Mr. Meckler has been Chairman of the Board and Chief Executive
                                   Officer of the Company since December 1993 and had been President from 1971 through November 1997. He has been a director of the
                                   Company since 1971. Mr. Meckler has also held the office of
                                   Chairman of the Board of the Company during certain periods since
                                   1971, and is the only person to have held the offices of Chairman of the Board or Chief Executive Officer since the Company's founding.
---------------------------------------------------------------------------------------------------------
Christopher S. Cardell      38     Mr. Cardell has been President, Chief Operating Officer and Chief
                                   Financial Officer of the Company since November 1997, and a director since February 1997. Prior to November 1997, Mr. Cardell held the office of Executive Vice President, Chief Operating Officer and Chief Financial Officer. He joined the Company as Senior
                                   Vice President and Chief Financial Officer on January 2, 1996.
                                   Prior to that time, Mr. Cardell was a Senior Manager with Arthur
                                   Andersen LLP.
---------------------------------------------------------------------------------------------------------



                                                        Principal Occupation or
         Name            Age                         Occupations and Directorships
---------------------------------------------------------------------------------------------------------
Wayne A. Martino          38     Mr. Martino has been a director of the Company since December
                                 1993. Mr. Martino is a member of the bar in the State of Connecticut and has been a principal at the law firm of Brenner, Saltzman &
                                 Wallman LLP ("Brenner, Saltzman") (formerly Brenner, Saltzman,
                                 Wallman & Goldman) since 1991. Mr. Martino served as an associate of that firm from 1984 until he assumed his present position.
---------------------------------------------------------------------------------------------------------
Michael J. Davies         53     Mr. Davies has been a director of the Company since January 1996.
                                 Mr. Davies has been a special limited partner with American Business
                                 Partners since July 1997. Prior to that he was a Managing Director,
                                 Corporate Finance, of the investment bank Legg Mason Wood
                                 Walker, Incorporated ("Legg Mason") since 1993. Before joining
                                 Legg Mason, Mr. Davies was the Publisher of the newspaper, the
                                 Baltimore Sun, between 1990 and 1993.
---------------------------------------------------------------------------------------------------------
Walter H. Lippincott      59     Mr. Lippincott has been a director of the Company since January
                                 1996. Mr. Lippincott has been the Director and Chief Executive
                                 Officer of the Princeton University Press, a non-profit publisher of scholarly books since 1986.
---------------------------------------------------------------------------------------------------------
Gilbert F. Bach           66     Mr. Bach has been a director of the Company since February 1997.
                                 Mr. Bach retired on January 1, 1997 from Lehman Bros., where he held various positions from 1979 through 1996, most recently as a
                                 Managing Director. From 1955 to 1979, Mr. Bach held various positions at Hirsch & Co. and Loeb Rhoades & Co.
---------------------------------------------------------------------------------------------------------
Beverly C. Chell          55     Ms. Chell has been a director of the Company since December 1997.
                                 Ms. Chell is Vice Chairman, General Counsel and a Director of
                                 Primedia Inc. (formerly K-III Communications Corporation) since
                                 March 1990.

The Board of Directors recommends that the accompanying proxy be voted FOR the election of each nominee for director and it is intended that the proxies not otherwise limited will be voted in such manner. All nominees have consented to serve if elected and the Board of Directors has no reason to believe that any of the nominees will be unable to accept the office of director, however, if such situation does arise, it is the intention of the proxies to vote for any such persons as the Board of Directors may recommend.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Pursuant to the terms of an August 1993 stock purchase agreement ( the "Stock Purchase Agreement"), the Company has granted certain "piggyback" registration rights (that is, rights to include shares in a registration statement otherwise filed by the Company, at the Company's expense) to (i) James S. Mulholland, Jr., James S. Mulholland III, certain other existing stockholders who received their stock in transfers from either of them and certain classes of future transferees of Common Stock originally purchased by the Mulhollands on August 2, 1993, pursuant to the Stock Purchase Agreement (together with Messrs. Mulholland Jr. and Mulholland III, the "Mulholland Family") and (ii) Alan M. Meckler, certain other existing stockholders who received their Common Stock in transfers from Mr. Meckler and certain classes of future transferees of Common Stock owned by Mr. Meckler on the date of the Stock Purchase Agreement (together with Mr. Meckler, the "Meckler Family"). Pursuant to an exercise of the "piggyback" registration rights provided by the Stock Purchase Agreement, Messrs. Meckler and Mulholland III and certain other stockholders, included in the aggregate, 448,750 shares of Common Stock (prior to adjustment for the two-for-one stock split of the Company's Common Stock on September 19, 1995) in a registration statement filed by the Company with respect to a public offering in August 1995.

     The Stock Purchase Agreement also provides that if the Meckler Family transfers not less than 40% of the aggregate amount of Common Stock held by them, then Mr. Meckler, the Meckler Family or the acquirer of such Common Stock has the right (the "take-along right") to require the Mulholland Family to transfer a like percentage of Common Stock held by them on the same terms and subject to the same conditions. The take-along right will terminate upon the earlier of February 11, 1999, or the date upon which the aggregate amount of Common Stock held by the Meckler Family is less than that held by the Mulholland Family.

     Wayne A. Martino, a director of the Company since December 1993, is a principal in the law firm of Brenner, Saltzman, counsel to the Company. The Company paid legal fees and expenses of approximately $110,000, $74,000 and $36,000 to Brenner, Saltzman for its services in fiscal 1995, fiscal 1996 and fiscal 1997, respectively.


                 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE WITH
              SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934


     Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and greater than 10% stockholders to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission ("SEC"). Specific due dates for these reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure by such persons to file these reports in a timely manner during the 1997 fiscal year. Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports furnished to it, the Company believes that there were no late filings during the fiscal year ended September 30, 1997.


                  INFORMATION REGARDING THE BOARD OF DIRECTORS

Committees of the Board

     The Board of Directors has established a Compensation Committee and an Audit Committee, the current members of which are as follows:


 Compensation Committee       Audit Committee       Stock Option Committee
--------------------------------------------------------------------------------
Wayne A. Martino           Michael J. Davies        Michael J. Davies
Michael J. Davies          Walter H. Lippincott     Walter H. Lippincott
Beverly C. Chell           Gilbert F. Bach          Beverly C. Chell

Compensation Committee

     The Compensation Committee reviews and approves or recommends to the Board of Directors the compensation and terms of employment of the Chief Executive Officer and Chief Operating Officer of the Company. The Compensation Committee met one time during the fiscal year ended September 30, 1997.

Audit Committee

     The Audit Committee of the Board of Directors recommends to the Board of Directors the appointment of the independent auditors, subject to approval by the stockholders of the Company; reviews the independent auditors' report and management letters and reports to the Board of Directors with respect thereto; reviews with management the Company's accounting policies and procedures, including its internal accounting controls; determines whether there are any conflicts of interest in financial or business matters between the Company and any of its officers or employees; and reviews the recommendations of the independent auditors. The Audit Committee also performs such other tasks as are assigned to it from time to time by the Board of Directors. The Audit Committee met two times during the fiscal year ended September 30, 1997.

Stock Option Committee

     The Company established a Stock Option Committee on January 15, 1998. The Stock Option Committee administers the Company's 1993 Stock Option Plan and the Company's 1995 Stock Option Plan. Prior to January 15, 1998, all stock option matters were administered by the full Board of Directors.

Directors' Attendance

     The Board of Directors met three times during the fiscal year ended September 30, 1997. All of the incumbent directors attended all of the Board of Directors' meetings and all of the meetings of each committee on which each such director serves.


                              EXECUTIVE OFFICERS

     In addition to Alan M. Meckler, the Chairman of the Board and Chief Executive Officer, and Christopher S. Cardell, President, Chief Operating Officer and Chief Financial Officer, the following person is an Executive Officer of the Company.


     Name        Age                          Position with Company
----------------------------------------------------------------------------------------
Carl S. Pugh     43      Mr. Pugh has been President and Chief Operating Officer of the
                         Company's North American Trade Show and Seminar Group
                         since October 1995. For the four years before joining the
                         Company, Mr. Pugh was President of Cowles Event
                         Management, a division of Cowles Business Media. For the year prior to that, Mr. Pugh was President and founding Publisher of HomeVest News. Between 1985 and 1990, Mr. Pugh was
                         with the Conference Management Group serving as Chief
                         Executive Officer for the last three years.

                   EXECUTIVE OFFICER AND DIRECTOR COMPENSATION


     The following table sets forth, for each of the last three fiscal years, cash and certain other compensation paid or accrued by the Company for the Chief Executive Officer of the Company in all capacities in which he served. The table also sets forth cash and certain other compensation paid to or accrued by the Company for the President, Chief Operating Officer and Chief Financial Officer of the Company, and for the President and Chief Operating Officer of the North American Trade Show and Seminar Group. Other than Alan M. Meckler, Christopher S. Cardell and Carl S. Pugh (collectively, the "Named Executive Officers"), no executive officer of the Company received total salary and bonus during fiscal year 1997 in excess of $100,000. The Company has employment agreements with Christopher S. Cardell and Carl S. Pugh which provide for up to one year of severance in the event of termination of employment.


                           SUMMARY COMPENSATION TABLE

                                             Annual Compensation                 Long-Term Compensation
                                     ------------------------------------ -------------------------------------
                                                                                    Awards            Payouts
                                                                                    ------            -------
                                                                                        Securities
                                                              Other       Restricted    Underlying               All Other
                                      Salary      Bonus       Annual        Stock      Options/SARs    LTIP     Compensation
 Name and Principal Position  Year      ($)        ($)     Compensation     Awards         (#)        Payouts       ($)
-----------------------------------------------------------------------------------------------------------------------------
Alan M. Meckler
  Chairman and                1997    299,800    125,000       None          None         25,000       None         None
  Chief Executive             1996    221,900     80,000       None          None         50,000       None         None
  Officer                     1995    191,800         --       None          None         60,000       None         None

Christopher S. Cardell
  President, Chief
  Operating Officer
  and Chief                   1997    216,300     75,000       None          None         50,000       None         None
  Financial Officer(1)        1996    133,800     50,000       None          None         20,000       None         None

Carl S. Pugh
  President and
  Chief Operating
  Officer, North
  American Trade
  Show and Seminar            1997    206,900    100,000       None          None         15,000       None         None
  Group(2)                    1996    168,300     56,000       None          None         20,000       None         None

------------

(1) Christopher S. Cardell commenced employment with the Company on January 2, 1996.
(2) Carl S. Pugh commenced employment with the Company on October 2, 1995.

     The following table sets forth stock options granted during the fiscal year ended September 30, 1997, to the Company's Named Executive Officers. Pursuant to SEC rules, the table also shows the value of the options granted at the end of the option terms (ten years) if the stock price were to appreciate annually by 5% and 10%, respectively. There is no assurance that the stock price will appreciate at the rates shown in the table. If the stock price does not appreciate, there will be no increase in the potential realizable value of the options granted.


                        OPTION GRANTS IN LAST FISCAL YEAR


                                                                                                     Potential Realizable
                                                                                                       Value at Assumed
                                                                                                       Annual Rates of
                                                                                                         Stock Price
                                                                                                       Appreciation for
                                                      Individual Grants                                  Option Term
                         --------------------------------------------------------------------------- --------------------
                               Number of         Percent of Total Options   Exercise or
                         Securities Underlying     Granted to Employees      Base Price  Expiration
          Name            Options Granted (#)         in Fiscal Year          ($/Sh)        Date       5%         10%
----------------------------------------------------------------------------------------------------- --------------------
Alan M. Meckler                   8,333(1)                 3.9                18.25       1/15/07     $ 95,641   $242,372
                                  8,333(2)                 3.9                18.25       1/15/07       95,641    242,372
                                  8,334(3)                 3.9                18.25       1/15/07       95,652    242,401

Christopher S. Cardell           16,666(4)                 7.9                18.25       1/15/07      191,281    484,744
                                 16,667(5)                 7.9                18.25       1/15/07      191,293    484,773
                                 16,667(6)                 7.9                18.25       1/15/07      191,293    484,773

Carl S. Pugh                      5,000(7)                 2.4                17.875      10/2/06       56,207    142,411
                                  5,000(8)                 2.4                17.875      10/2/06       56,207    142,411
                                  5,000(9)                 2.4                17.875      10/2/06       56,207    142,411

------------

(1) All such options became exercisable on January 15, 1998.
(2) All such options become exercisable on January 15, 1999.
(3) All such options become exercisable on January 15, 2000.
(4) All such options became exercisable on January 15, 1998.
(5) All such options become exercisable on January 15, 1999.
(6) All such options become exercisable on January 15, 2000.
(7) All such options become exercisable on October 2, 1997.
(8) All such options become exercisable on October 2, 1998.
(9) All such options become exercisable on October 2, 1999.

     The following table sets forth information for the Company's Named Executive Officers during the last fiscal year with respect to the exercise of options to purchase the Company's Common Stock and year-end option holdings.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                                   Number of Securities
                                                                  Underlying Unexercised       Value of Unexercised
                           Shares Acquired                        Options at Fiscal Year      in-the-money Options at
                             on Exercise       Value Realized      End (#) Exercisable/         Fiscal Year End ($)
          Name                   (#)                ($)               Unexercisable          Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------------------------
Alan M. Meckler                  --                  --           139,866/81,134             2,647,353/921,497
Christopher S. Cardell           --                  --            13,000/57,000               102,310/305,090
Carl S. Pugh                     --                  --            13,333/21,667                74,998/118,052

     During the fiscal year ended September 30, 1997, employees of the Company exercised options to purchase an aggregate of 47,653 shares of the Company's Common Stock.

Directors' Compensation

     Directors of the Company who are also employees of the Company do not receive any compensation specifically relating to their duties as directors.

     The Company's 1995 Stock Option Plan provides a non-discretionary formula (the "Non-discretionary Formula") for Non-Employee Directors (as such term is defined in Rule 16b-3 promulgated under the Exchange Act) which automatically provides for a one-time grant to each Non-Employee Director of non-qualified options to acquire 10,000 shares of Common Stock. With respect to Wayne A. Martino, such grant occurred on March 16, 1995, after the stockholders approved the 1995 Stock Option Plan. These options vested on the date of the grant. With respect to Messrs. Davies and Lippincott, such grant, which vests equally over a three-year period, occurred on January 25, 1996, the date on which both became members of the Board of Directors. With respect to Mr. Bach, such grant, which vests equally over a three-year period, occurred on February 14, 1997, the date on which Mr. Bach became a Director. With respect to Ms. Chell, such grant, which vests equally over a three-year period, occurred on December 15, 1997, the date on which Ms. Chell became a Director. In addition, the Non-discretionary Formula provides for an automatic grant, on the date of the annual meeting of stockholders of the Company for each fiscal year, to each Non-Employee Director, of options to acquire 1,000 shares of Common Stock provided that such director has been a director for more than six months. The grant of options to purchase 1,000 shares of Common Stock vests equally over a three-year period. The purchase price of the option shares purchasable pursuant to an option granted under the Non-discretionary Formula is 100% of the "fair market value" of the Common Stock on the date the option is granted under the 1995 Stock Option Plan.

     During the fiscal year ended September 30, 1997, Wayne A. Martino, Michael
J. Davies and Walter H. Lippincott were each granted options to acquire 1,000 shares of Common Stock. Options to acquire 10,000 shares of Common Stock were issued to Gilbert F. Bach. In addition, Non-Employee Directors receive an annual retainer of $4,000 and $1,000 for each Board of Directors meeting attended. Wayne A. Martino, Michael J. Davies and Walter H. Lippincott each earned $7,000 from the annual retainer for serving on the Board and for attending Board of Directors meetings in fiscal 1997. Gilbert F. Bach earned $4,000 in fiscal 1997.


                          COMPENSATION COMMITTEE REPORT


     The Compensation Committee of the Board of Directors ("Compensation Committee") determines and reviews the compensation of the Company's Chief Executive Officer and Chief Operating Officer. It also reviews and approves any employment, severance or similar agreements for those individuals. The Compensation Committee is charged with fixing on an annual basis, the compensation of the Chief Executive Officer and Chief Operating Officer, subject to the approval of the Board, and reviewing and recommending to the Board any employment, severance or similar agreements for these individuals. The entire Board determines the amount, if any, of the Company's contributions pursuant to its 401(k) Plan. While other compensation decisions generally are not submitted to the Board, the Board has the ultimate power and authority with respect to compensation matters.

     The members of the Compensation Committee reviewed salaries paid to the Named Executive Officers in fiscal 1997 and approved salary increases for fiscal 1998 as well as bonuses payable in fiscal 1998 to the Named Executive Officers of the Company with respect to fiscal 1997.

     The Compensation Committee seeks to compensate executive officers at levels competitive with other companies comparable in size in the same industry and to provide short-term rewards and long-term incentives for superior individual and corporate performance. In making compensation decisions, the Compensation Committee periodically reviews information about the compensation paid or payable to officers of comparably sized public companies and the compensation recommendations of Mr. Meckler, the Chairman of the Board and Chief Executive Officer of the Company. The Compensation Committee does not have target amounts of stock ownership for the Company's executive officers.

     The key components of executive officer compensation are base salary, bonuses and stock options. The Compensation Committee attempts to combine these components in such a way as to attract, motivate and retain key executives critical to the long-term success of the Company. A discussion of the various components of the executives' compensation for fiscal 1997 follows.

     Base Salary. Each executive officer received a base salary and has the potential for annual salary increases largely determined by such individual's performance, the Company's performance and reference to the salaries of executive officers holding comparable positions in companies of comparable size and complexity.

     Bonuses. Each executive officer was eligible for an annual bonus based upon both his individual performance and the Company's performance. Bonuses were awarded to executive officers with respect to fiscal 1997 which took into account their performance and the Company's performance.

     Stock Options. The Company's 1993 and 1995 Stock Option Plans are intended to provide executives with the promise of longer term rewards which appreciate in value with the favorable future performance of the Company. Stock options are generally granted when an executive joins the Company, with additional options granted from time to time for promotions and performance. The Compensation Committee believes that the stock option participation provides a method of retention and motivation for the executives of the Company and also aligns senior management's objectives with long-term stock price appreciation.

     Other Compensation. The executive officers also participate in the Company's 401(k) plan as well as the medical, life and disability insurance plans available to all employees of the Company.

Chief Executive Officer Compensation

     The compensation of Mr. Meckler, Chairman of the Board and Chief Executive Officer of the Company, and proposals for additional compensation to him are based on the policies described above. As part of its evaluation, the Compensation Committee considered Mr. Meckler's performance, the Company's performance, the accomplishment of goals for the Company set by the Board of Directors at the beginning of fiscal 1997, and the compensation earned by other chief executive officers of companies of comparable size during the previous year.

                      COMPENSATION COMMITTEE OF THE
                      BOARD OF DIRECTORS


                      Wayne A. Martino and Michael J. Davies

                                PERFORMANCE GRAPH

     The graph below compares the cumulative return on the Common Stock during the fiscal years ended September 30, 1994, 1995, 1996 and 1997 to such return for the NASDAQ U.S. Total Return Index and the Hambrecht & Quist Technology Index-Information Vendors section for the period commencing with the effective date of the Company's initial public offering of Common Stock on February 11, 1994 and ending on September 30, 1997, assuming (i) $100 was invested on February 11, 1994, and (ii) reinvestment of dividends. Each measurement point on the graph below represents the cumulative shareholder return as measured by the last sale price at the end of each fiscal year during the period from February 11, 1994 through September 30, 1997.

                      COMPARISON OF CUMULATIVE TOTAL RETURN

                          (LINE CHART GRAPHIC OMITTED)

(Plot points for Mecklermedia line graph)

             Mecklermedia             H&Q                   NASDAQ
             ------------            -----                  ------
                                   (DOLLARS)

     2/94      100                    100                    100

     9/94      109.82                 105.13                  96.87

     9/95      501.66                 206.77                 135

     9/96      497.66                 236.13                 153.66

     9/97      526.48                 304.36                 190.91

                             APPOINTMENT OF AUDITORS

     Arthur Andersen LLP, independent accountants, audited the financial statements of the Company for the fiscal year ended September 30, 1997. Such services consisted of the firm's audit of and report on the annual financial statements and assistance and consultation in connection with filings with the SEC and other matters.

     Representatives of Arthur Andersen LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     Based upon the recommendation of the Audit Committee, and subject to approval by the stockholders, the Board of Directors has appointed Arthur Andersen LLP, independent accountants, as auditors of the Company for the fiscal year ending September 30, 1998. Approval by the stockholders of such appointment will require the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy and entitled to be cast.

     The Board of Directors recommends that the accompanying proxy be voted FOR the approval of the appointment of Arthur Andersen LLP as the auditors of the Company for the fiscal year ending September 30, 1998, and it is intended that the proxies not otherwise limited will be voted in such manner.


                       OTHER ACTIONS AT THE ANNUAL MEETING


     The Board of Directors knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matters are brought before the Annual Meeting, the proxyholders will vote proxies granted by stockholders in accordance with their best judgment.


                          1998 STOCKHOLDERS' PROPOSALS


     Proposals of stockholders intended to be presented at the fiscal 1998 Annual Meeting of Stockholders to be held in 1999 must be received by the Secretary, Mecklermedia Corporation, 20 Ketchum Street, Westport, Connecticut 06880, no later than October 15, 1998.


                             ADDITIONAL INFORMATION


     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the accompanying materials will be paid by the Company. In addition to the solicitation of proxies by mail, the Company will request brokers and securities dealers to obtain proxies from and send proxy materials to their principals. Expenses incurred in connection therewith will be reimbursed by the Company. Proxies may be solicited personally, by telephone or telegraph, by the directors and officers of the Company without additional compensation. The Board of Directors knows of no business to come before the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. Should any business other than that set forth in such Notice properly come before the Annual Meeting, or any adjournment or adjournments thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

                            MECKLERMEDIA CORPORATION
                               20 Ketchum Street
                           Westport, Connecticut 06880
                                 (203) 226-6967


                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Alan M. Meckler and Christopher S. Cardell as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of common stock of Mecklermedia Corporation held of record by the undersigned on January 21, 1998, at the Annual Meeting of Stockholders to be held on February 25, 1998, or any adjournment thereof. At their discretion, the proxies are authorized to vote such shares of Common Stock upon such other business as may properly come before the Annual Meeting.


     The Board of Directors favors a vote for election of Alan M. Meckler, Christopher S. Cardell, Wayne A. Martino, Michael J. Davies, Walter H. Lippincott, Gilbert F. Bach, and Beverly C. Chell (collectively, the "Nominees") as Directors.

                                                                          (over)

|X|
Please mark your vote as in this example.

When this proxy is received in time for the Annual Meeting, properly executed and not revoked, the shares represented thereby will be voted at the meeting as directed. If no such direction is specified, the proxy will be voted FOR the election as directors of the Company of the Nominees named therein, and FOR approval of the appointment of Arthur Andersen LLP, independent accountants, as auditors of the Company for the fiscal year ending September 30, 1998.

                  FOR                       WITHHELD                                    FOR      AGAINST     ABSTAIN
1. FOR            | |      WITHHELD           | |        2. Approval of Arthur          | |        | |         | |
   all Nominees            all Nominees                     Andersen LLP as Independent
                                                            Auditors


For, except vote withheld from the following Nominee(s):   Please sign name(s) exactly as printed hereon. In signing
                                                           as attorney, executor, administrator, guardian or trustee,
-------------------------------------------------------    please give title as such. For joint accounts, all
                                                           co-owners should sign.
-------------------------------------------------------
                                                           PLEASE MARK, SIGN AND DATE ABOVE AND RETURN
                                                           PROMPTLY.

                                                           --------------------------------------------

                                                           --------------------------------------------
                                                           SIGNATURES                        DATE